Exhibit 99.2

SCHEDULE I

EXECUTIVE OFFICERS AND DIRECTORS OF
REPORTING PERSONS

The following sets forth the name and present principal occupation of each executive officer and director of Bank of America Corporation.  The business address of each of the executive officers and directors of Bank of America Corporation is Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255.

Name	Position with Bank of America Corporation	Principal Occupation
Brian T. Moynihan	Chairman of the Board, Chief Executive Officer and Director	Chairman of the Board and Chief Executive Officer of Bank of America Corporation

Paul M. Donofrio	Vice Chair	Vice Chair of Bank of America Corporation

Thong M. Nguyen	Vice Chair, Head of Global Strategy & Enterprise Platforms	Vice Chair, Head of Global Strategy & Enterprise Platforms of Bank of America Corporation

Bruce R. Thompson	Vice Chair, Head of Enterprise Credit	Vice Chair, Head of Enterprise Credit of Bank of America Corporation

Dean C. Athanasia	President, Regional Banking	President, Regional Banking of Bank of America Corporation

James P. DeMare	President, Global Markets	President, Global Markets of Bank of America Corporation

Kathleen A. Knox	President, The Private Bank	President, The Private Bank of Bank of America Corporation

Matthew M. Koder	President, Global Corporate and Investment Banking	President, Global Corporate and Investment Banking of Bank of America Corporation

Bernard A. Mensah	President, International; CEO, Merrill Lynch International	President, International of Bank of America Corporation and CEO, Merrill Lynch International

Lindsay DeNardo Hans	President, Co-Head Merrill Wealth Management	President, Co-Head Merrill Wealth Management of Bank of America Corporation

Eric Schimpf	President, Co-Head Merrill Wealth Management	President, Co-Head Merrill Wealth Management of Bank of America Corporation

Aditya Bhasin	Chief Technology and Information Officer	Chief Technology and Information Officer of Bank of America Corporation

D. Steve Boland	Chief Administrative Officer	Chief Administrative Officer of Bank of America Corporation

Alastair Borthwick	Chief Financial Officer	Chief Financial Officer of Bank of America Corporation

Sheri Bronstein	Chief Human Resources Officer	Chief Human Resources Officer of Bank of America Corporation

Geoffrey Greener	Chief Risk Officer	Chief Risk Officer of Bank of America Corporation

Thomas M. Scrivener	Chief Operations Executive	Chief Operations Executive of Bank of America Corporation

Lauren A. Mogensen	Global General Counsel	Global General Counsel of Bank of America Corporation

Lionel L. Nowell, III	Lead Independent Director	Lead Independent Director, Bank of America Corporation; Former Senior Vice President and Treasurer, PepsiCo, Inc.

Sharon L. Allen	Director	Former Chairman, Deloitte LLP

Jose E. Almeida	Director	Chairman, President and Chief Executive Officer of Baxter International Inc.

Pierre J.P. de Weck[1]	Director	Former Chairman and Global Head of Private Wealth Management, Deutsche Bank AG

Arnold W. Donald	Director	Former President and Chief Executive Officer, Carnival Corporation & Carnival plc

Linda P. Hudson	Director	Former Executive Officer, The Cardea Group, LLC and Former President and Chief Executive Officer of BAE Systems, Inc.

Monica C. Lozano	Director	Lead Independent Director, Target Corporation; Former Chief Executive Officer, Former College Futures Foundation and Former Chairman, US Hispanic Media Inc.

Denise L. Ramos	Director	Former Chief Executive Officer and President of ITT Inc.

Clayton S. Rose	Director	Baker Foundation Professor of Management Practice at Harvard Business School

Michael D. White	Director	Former Chairman, President, and Chief Executive Officer of DIRECTV

Thomas D. Woods[2]	Director	Former Vice Chairman and Senior Executive Vice President of Canadian Imperial Bank of Commerce; Former Chairman, Hydro One Limited

Maria T. Zuber	Director	Vice President for Research and E.A., Griswold Professor of Geophysics, MIT

1 Mr. de Weck is a citizen of Switzerland.
2 Mr. Woods is a citizen of Canada.

The following sets forth the name and present principal occupation of each executive officer and director of Bank of America, National Association.  The business address of each of the executive officers and directors of Bank of America, National Association is 100 North Tryon Street, Suite 170, Charlotte, North Carolina 28202.

Name	Position with Bank of America, National Association	Principal Occupation

Brian T. Moynihan	Chief Executive Officer, President and Director	Chief Executive Officer of Bank of America Corporation

Paul M. Donofrio	Vice Chair	Vice Chair of Bank of America Corporation

Bruce R. Thompson	Vice Chair, Head of Enterprise Credit	Vice Chair, Head of Enterprise Credit of Bank of America Corporation

Thong M. Nguyen	Vice Chair, Head of Global Strategy & Enterprise Platforms	Vice Chair, Head of Global Strategy & Enterprise Platforms of Bank of America Corporation

Aditya Bhasin	Chief Technology and Information Officer	Chief Technology and Information Officer of Bank of America Corporation

Sheri Bronstein	Chief Human Resources Officer	Chief Human Resources Officer of Bank of America Corporation

Alastair Borthwick	Chief Financial Officer	Chief Financial Officer of Bank of America Corporation

Geoffrey Greener	Chief Risk Officer	Chief Risk Officer of Bank of America Corporation

Tom M. Scrivener	Chief Operations Executive	Chief Operations Executive of Bank of America Corporation

D. Steve Boland	Chief Administrative Officer	Chief Administrative Officer of Bank of America Corporation

James P. DeMare	President, Global Markets	President, Global Markets of Bank of America Corporation

Kathleen A. Knox	President, The Private Bank	President, The Private Bank of Bank of America Corporation

Matthew M. Koder	President, Global Corporate and Investment Banking	President, Global Corporate and Investment Banking of Bank of America Corporation

Dean C. Athanasia	President, Regional Banking	President, Regional Banking of Bank of America Corporation

Bernard A. Mensah	President, International; CEO, Merrill Lynch International	President, International of Bank of America Corporation and CEO, Merrill Lynch International

Lindsay DeNardo Hans	President, Co-Head Merrill Wealth Management	President, Co-Head Merrill Wealth Management of Bank of America Corporation

Eric Schimpf	President, Co-Head Merrill Wealth Management	President, Co-Head Merrill Wealth Management of Bank of America Corporation

Lauren A. Mogensen	Global General Counsel	Global General Counsel of Bank of America Corporation

Sharon L. Allen	Director	Former Chairman of Deloitte LLP

Jose E. Almeida	Director	Chairman, President and Chief Executive Officer of Baxter International Inc.

Pierre J.P. de Weck[3]	Director	Former Chairman and Global Head of Private Wealth Management, Deutsche Bank AG

Arnold W. Donald	Director	Former President and Chief Executive Officer, Carnival Corporation & Carnival plc

Linda P. Hudson	Director	Former Executive Officer, The Cardea Group, LLC and Former President and Chief Executive Officer of BAE Systems, Inc.

Monica C. Lozano	Director	Lead Independent Director, Target Corporation; Former Chief Executive Officer, Former College Futures Foundation and Former Chairman, US Hispanic Media Inc.

Lionel L. Nowell, III	Director	Lead Independent Direct of Bank of America Corporation; Former Senior Vice President and Treasurer, PepsiCo Inc.

Denise L. Ramos	Director	Former Chief Executive Officer and President of ITT Inc.

Clayton S. Rose	Director	Baker Foundation Professor of Management Practice at Harvard Business School

Michael D. White	Director	Former Chairman, President, and Chief Executive Officer of DIRECTV

Thomas D. Woods[4]	Director	Former Vice Chairman and Senior Executive Vice President of Canadian Imperial Bank of Commerce; Former Chairman, Hydro One Limited

Maria T. Zuber	Director	Vice President for Research and E.A., Griswold Professor of Geophysics, MIT

3 Mr. de Weck is a citizen of Switzerland.
4 Mr. Woods is a citizen of Canada.

The following sets forth the name and present principal occupation of each executive officer and director of Merrill Lynch, Pierce, Fenner & Smith Incorporated.  The business address of each of the executive officers and directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, NY 10036.

Name	Position with Merrill Lynch, Pierce, Fenner & Smith Incorporated	Principal Occupation

Eric Schimpf	Chief Executive Officer and Director	President, Co-Head Merrill Wealth Management of Bank of America Corporation

Lorna R. Sabbia	Director	Managing Director; Head of Workplace Benefits: Consumer and Small Business
Nancy Fahmy	Director	Managing Director; Head of Investment Solutions Group: Merrill Wealth Management
Lindsay DeNardo Hans	Director	President, Co-Head Merrill Wealth Management of Bank of America Corporation
Matthew T. Gellene	Director	Managing Director; Head of Consumer Investments: Consumer and Small Business
Faruqe Alam	Chief Financial Officer and Managing Director	Managing Director; BofA Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith CFO, Broker Dealer Legal Entity Controller
David C. Heaton	Chief Legal Officer and Managing Director	Deputy General Counsel & Managing Director; Legal Executive
Joseph A. Guardino	Chief Operations Officer and Managing Director	Managing Director; Equities Ops, Client Service, EMEA & AMRS Branch Ops and LATAM & Canada Ops: Global Operations
Michael Karam	Chief Compliance Officer	Managing Director; Compliance and Operational Risk Executive – Registered: Global Risk Management
Susan Axelrod	Managing Director	Managing Director; Merrill, Private Bank, & Wealth Mgmt CRO/Compliance & Op Risk, Electronic Comms: Global Risk Management
Manami Ishii	Treasurer and Managing Director	Director; Sr Asset Liability Manager, The CFO Group
Samantha J. Leventhal	Anti-Money Laundering Compliance Officer	Managing Director; Global Financial Crimes Executive I

The following sets forth the name and present principal occupation of each executive officer and director of BofA Securities, Inc.  The business address of each of the executive officers and directors of BofA Securities, Inc. is One Bryant Park, New York, NY 10036.

Name	Position with BofA Securities, Inc.	Principal Occupation

Soofian J. Zuberi	Chairman of the Board, Chief Executive Officer and Director	Managing Director; Head of Global Equities

Laura Chepucavage	Director	Managing Director; Head of Global Financing & Futures, Global Rates and Counterparty Portfolio Mgmt

Sarang R. Gadkari	Director	Managing Director; Co-Head of Global Capital Markets

Matthew C. McQueen	Director	Managing Director; Head of Global Mortgages & Securitized Products and Municipal Banking & Markets

Faruqe Alam	Chief Financial Officer	Managing Director; BofA Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith CFO, Broker Dealer Legal Entity Controller

Glen A. Rae	Chief Legal Officer	Deputy General Counsel & Managing Director; Legal Executive

Joseph A. Guardino	Chief Operations Officer and Managing Director	Managing Director; Equities Operations, Client Service, EMEA & AMRS Branch Operations and LATAM & Canada Operations

Kashyap Bhatia	Chief Compliance Officer/ Broker-Dealer; Co-Chief Compliance Officer/Futures Commission Merchant	Managing Director; Global Markets Compliance and Operational Risk Executive

Edward McLaren	Chief Compliance Officer/Futures Commission Merchant and Managing Director	Managing Director; Compliance and Operational Risk Executive

Claire Bliss	Chief Compliance Officer/Registered Investment Advisor	Managing Director; Compliance and Operational Risk Executive

Manami Ishii	Treasurer and Managing Director	Director; Sr Asset Liability Manager, The CFO Group

Luigi Ricciardi	Anti-Money Laundering Compliance Officer	Director; Global Financial Crimes Executive I